                                                                    Exhibit 4.23

                                                                  EXECUTION COPY



                      NINTH AMENDMENT TO CREDIT AGREEMENT


         THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Ninth Amendment") is made and entered into as of October 31, 2000 among DANKA BUSINESS SYSTEMS PLC, a limited liability company incorporated in England and Wales (Registered Number 1101386) ("Danka PLC"), DANKALUX SARL & CO. SCA, a Luxembourg company ("Dankalux"), and DANKA HOLDING COMPANY, a Delaware corporation ("Danka Holding") (Danka PLC, Dankalux and Danka Holding are herein each a "Company" and collectively the "Companies"), AMERICAN BUSINESS CREDIT CORPORATION, AMERITREND CORPORATION, CORPORATE CONSULTING GROUP, INC., D.I. INVESTMENT MANAGEMENT, INC., DANKA IMAGING DISTRIBUTION, INC., DANKA MANAGEMENT COMPANY, INC., DANKA OFFICE IMAGING COMPANY, DYNAMIC BUSINESS SYSTEMS, INC., HERMAN ENTERPRISES, INC. OF SOUTH FLORIDA, QUALITY BUSINESS, INC. (collectively with Danka Holding, the "Grantors"), the entities listed on the signature pages hereof as International Swing Line Borrowers (collectively the "International Borrowers" and together with the Grantors and the Companies, the "Danka Parties"), BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as NationsBank, National Association, a national banking association formerly known as NationsBank, National Association (Carolinas)), each other Bank listed on the signature pages hereof (each individually, a "Bank" and collectively, the "Banks"), and BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as NationsBank, National Association), in its capacity as agent for the Banks (in such capacity, the "Agent"):


                              W I T N E S S E T H:

         WHEREAS, the Companies, the Banks and the Agent have entered into a Credit Agreement dated as of December 5, 1996, as amended and supplemented by a First Amendment dated as of December 5, 1997, a Second Amendment dated as of July 28, 1998, a Third Amendment dated as of December 31, 1998, a Fourth Amendment dated as of March 29, 1999, a Fifth Amendment dated as of June 15, 1999, a Sixth Amendment dated as of July 9, 1999 (the "Sixth Amendment"), a Seventh Amendment dated as of December 1, 1999, an Eighth Amendment dated as of March 24, 2000, a Waiver Letter Agreement dated as of October 20, 1998 and a Waiver Letter Agreement dated as of February 18, 1999 (as further amended hereby and as from time to time further amended, supplemented or modified, the "Credit Agreement"), pursuant to which the Banks agreed to make certain revolving credit, term loan and letter of credit facilities available to the Companies; and

         WHEREAS, Article VIII of the Credit Agreement contains financial covenants, compliance with which cannot be waived or amended without the written consent of the Majority Banks; and

         WHEREAS, the Danka Parties have requested that the Banks provide written consent to the amendment of the financial covenants as provided herein; and

         WHEREAS, the Banks and the Danka Parties have agreed to amend certain provisions of the Credit Agreement and to certain other agreements of the parties, all as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and sufficient consideration, receipt of which is hereby acknowledged, the Danka Parties and the Banks do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendment of Credit Agreement. Subject to the terms and conditions set forth herein, Section 8.3 of the Credit Agreement is amended to add new clause (vi) as follows:

                  "(vi) Notwithstanding anything to the contrary contained in this Section 8.3, compliance with the financial covenants in clauses (i) through (v) of this Section 8.3 shall be deemed satisfied for the period beginning on or after September 30, 2000 and through and including December 30, 2000, and any Event of Default that may have existed on or after September 30, 2000 as a result of any failure by the Danka Parties to comply with any of such financial covenants during such period shall be waived, if the Danka Parties do not permit:

                  (a) The Consolidated Fixed Charge Coverage Ratio as at the end of the four fiscal quarter period ending on September 30, 2000 to be less than 1.20 to 1.00;

                  (b) At any time on and after September 30, 2000 and on or prior to December 30, 2000 the Adjusted Consolidated Net Worth of Danka PLC and its Subsidiaries to be less than $335,000,000;

                  (c) The Consolidated Total Leverage Ratio as at the end of September 30, 2000 for the four fiscal quarter period then ending to exceed 3.90 to 1.00;

                  (d) The cumulative Consolidated EBITDA of Danka PLC and its Subsidiaries for the four fiscal quarter period ending on September 30, 2000 to be less than $212,000,000; and

                  (e) The ratio of (A) Consolidated EBITDA to (B) gross interest expense in each case of Danka PLC and its Subsidiaries as at the end of the four fiscal quarter period ending on September 30, 2000 to be less than 2.00 to 1.00.

For purposes of subsections (a), (c), (d) and (e) in this Section 8.3(vi), the calculation of the Consolidated EBITDA for the four fiscal quarter period ending September 30, 2000 shall add to income from continuing operations the actual restructuring charges for such period in an amount not to exceed $32,940,000. In addition, for purposes of subsections (a), (b) and (e) in this
Section 8.3(vi), the impact of the $10,000,000 waiver extension fee under the Sixth Amendment on the interest expense for such period shall be excluded."

         3. New Borrowing. Notwithstanding anything to the contrary in the Credit Agreement, during the period from and after September 30, 2000, the Companies shall not request, and the Companies shall not be entitled to receive, any new Borrowing unless the Chief Executive Officer or Chief Financial Officer of Danka PLC shall have, on or before the date of any such request, delivered a certificate to the Banks (in care of the Agent) setting forth in reasonable detail the then current cash balances and cash flow projections of the Companies and certifying that the Companies require the proceeds from such request in order for the Companies to be able to pay all of their costs and expenses incurred in the ordinary course of business and to operate their businesses in the ordinary course of business in the immediate two weeks following any such request. At the request of the Banks (acting through the Agent) the Companies shall provide to the Banks such additional facts and evidence supporting the conclusions contained in such certificate as may be reasonably requested by the Agent.

         4. Dividends, Distributions, Investments. During the period from and including September 30, 2000 and to and including December 30, 2000 (i) Danka PLC shall not pay any dividends or make any distributions, (ii) neither the Companies nor any of their Subsidiaries shall make any Acquisitions, and
(iii) neither the Companies nor any of their Subsidiaries shall make any Investments; provided, however, that the Banks hereby consent to consummation of the following transactions (as further described in Schedule I hereto):

                  (a) Payment by Dankalux to Danka Holding Spa of approximately $4,000,000 to comply with minimum-capital requirements of local law; provided that not more than three days after such payment Danka Holding Spa shall repay intercompany indebtedness of Danka Holding Spa to Dankalux in an amount not less than the amount of such payment.

                  (b) Payment by Dankalux to Danka Business Finance Ltd. (Canada) of approximately $22,000,000 to comply with maximum debt to equity ratio requirements of local law; provided that not more than one business day after such payment Danka Business Finance Ltd. (Canada) shall repay outstanding intercompany payables of Danka Business Finance Ltd. (Canada) to Danka International Distribution, Inc. in an amount not less than the amount of such payment.

The Danka Parties represent and warrant that the payments and transfers described in this paragraph 4 comply with all applicable laws, rules and regulations of every Governmental Authority, foreign and domestic.

         5. Amendment Fees; Expenses. Promptly upon the execution of this Ninth Amendment by the Majority Banks, the Danka Parties shall pay to the Agent for the benefit of each of the Banks which shall have executed this Ninth Amendment an amendment fee equal to 1/4% of such Banks' Commitment (the "Amendment Fee"). The Danka Parties agree promptly to pay or reimburse reasonable expenses of the Steering Committee and its members (including the reasonable fees and expenses of outside counsel for the Steering Committee and each of its members) incurred in connection with the Credit Agreement and the other Loan Documents. The Companies acknowledge and agree that the Agent has caused its counsel to retain PricewaterhouseCoopers LLP as independent business consultant (the "Consultant") to assess on behalf of the Agent, its counsel and the Banks the operations, finances, and business affairs of Danka PLC and its Subsidiaries and to furnish reports of its findings and recommendations solely to the Agent, its counsel and the Banks. The Companies jointly and severally agree to pay all reasonable fees, costs, and expenses of the Consultant incurred in connection with the performance by the Consultant of its duties described in this paragraph. The Companies shall, and shall cause all Subsidiaries to, cooperate fully and in a timely manner with the Consultant, including its agents and employees.

         6. Effectiveness. This Ninth Amendment shall become effective as of September 30, 2000 upon (a) receipt by the Agent of an executed copy of this Ninth Amendment (which may be signed in counterparts and may be received by facsimile transmission) signed by the Danka Parties and the Majority Banks, (b) payment by the Danka Parties to the Agent of the Amendment Fee, and (c) receipt by the Agent of a copy of a waiver (in form and substance satisfactory to the Agent) of violations of the financial covenants incorporated in the tax retention operating lease documents.

         7.       Acknowledgment; Release.

                  (a) The Companies and the Grantors acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of any of their respective liability to pay the full indebtedness outstanding under the terms of the Credit Agreement and any other documents which evidence, guaranty or secure the Obligations. The Companies and the Grantors hereby release and forever discharge the Agent, the International Swing Line Banks, the Banks and all of their officers, directors, employees, attorneys, consultants and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

                  (b) The International Swing Line Borrowers acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand or any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay the full indebtedness owed by any of them under the terms of the International Swing Line Agreement or any separate facility which has been made available to any of them by any International Swing Line Bank or a Designated Local Lender (as defined in the International Swing Line Agreement) and any agreements related thereto. The International Swing Line Borrowers hereby release and forever discharge the Agent, the International Swing Line Banks and the Designated Local Lenders (as defined in the International Swing Line Agreement) and all of their officers, directors, employees, attorneys, consultants and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

                  (c) The Danka Parties further acknowledge and agree that any breach by the Danka Parties in the timely performance, observance, or fulfillment of any of the terms or conditions stated herein shall, unless the Majority Banks shall otherwise agree in writing, constitutes an Event of Default under the Credit Agreement.

         8. Entire Agreement. This Ninth Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         9. Deemed Amendment of Other Loan Documents; Full Force and Effect. To the extent necessary to give effect to the provisions hereof, the International Swing Line Agreement and Security Agreement shall be deemed amended and supplemented by the terms hereof. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         10. Counterparts. This Ninth Amendment may be executed in any number of counterparts (including, without limitation, counterparts sent by facsimile transmission), each of which shall be deemed an original as against any party whose signature appears thereon and all of which shall together constitute one and the same instrument.

         11. Governing Law. This Ninth Amendment shall in all respects be governed by the laws and judicial decisions of the State of Florida.

         12. Enforceability. Should any one or more of the provisions of this Ninth Amendment be determined to be illegal or unenforceable as to one of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         13. Authorization. This Ninth Amendment has been duly authorized, executed and delivered by the parties hereto and constitutes a legal, valid and binding obligations of the parties hereto, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                                    DANKA BUSINESS SYSTEMS PLC

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            DANKA HOLDING COMPANY

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            DANKALUX SARL & CO. SCA
                                            BY: DANKALUX SARL, COMMANDITE


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            AMERICAN BUSINESS CREDIT CORPORATION
                                            AMERITREND CORPORATION
                                            CORPORATE CONSULTING GROUP, INC.
                                            D.J. INVESTMENT MANAGEMENT, INC.
                                            DANKA IMAGING DISTRIBUTION, INC.
                                            DANKA MANAGEMENT COMPANY, INC.
                                            DANKA OFFICE IMAGING COMPANY
                                            DYNAMIC BUSINESS SYSTEMS, INC.
                                            HERMAN ENTERPRISES, INC. OF
                                            SOUTH FLORIDA


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            QUALITY BUSINESS, INC.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                       INTERNATIONAL SWINGLINE BORROWERS
                                       ---------------------------------

                                       DANKA CHILE COMERCIAL LTDA
                                       DANKA DO BRASIL LIMITADA
                                       DANKA MEXICANA S DE RL DE CV
                                       DANKA DE PANAMA S.A.
                                       DANKA DE COLOMBIA
                                       PUERTO RICO DANKA INC.
                                       DANKA DE VENEZUELA S.A.
                                       DANKA AUSTRALIA PTY LIMITED &
                                         DANKA NEW ZEALAND LIMITED
                                       DANKA OFFICE IMAGING (JAPAN)
                                       DANKA PHILIPPINES INC.
                                       DANKA FRANCE S.A.R.L.
                                       DANKA FRANCE SA
                                       DANKA OFFICE PRODUCTS B.V.
                                       DANKA OFFICE IMAGING GMBH,
                                         DANKA DEUTSCHLAND GMBH,
                                         DANKA DISTRIBUTION GMBH,
                                         DANKA DEUTSCHLAND HOLDING GMBH
                                       DANKA OFFICE PRODUCTS B.V.
                                       DANKA ITALIA S.P.A., BASSILLICHI INFOTEC
                                         S.P.A., DANKA S.P.A. & DANKA OFFICE
                                         IMAGING S.P.A.
                                       DANKA HOLDINGS BV, DANKA EUROPE BV,
                                         DANKA DISTRIBUTION BV (FKA INFOTEC
                                         EUROPE BV), INFOTEC NEDERLAND BV,
                                         DANKA GROUP BV, DANKA SERVICES
                                         INTERNATIONAL BV, DANKA OFFICE
                                         PRODUCTS BV, INFOTEC PARTICIPATIE
                                         BV, AND DANKA NEDERLAND BV
                                       DANKA OFFICE PRODUCTS BV
                                       DANKA BUSINESS SYSTEMS PLC,
                                         DANKALUX SARL & CO. SCA &
                                         DANKA HOLDING COMPANY



                                       By:
                                          -------------------------------------
                                       Name:  F. Mark Wolfinger
                                       Title: Director

                                            BANK OF AMERICA, NATIONAL
                                            ASSOCIATION. (formerly known as
                                            NationsBank, N.A.), as Agent and
                                            Issuing Bank

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            BANK OF AMERICA, NATIONAL
                                            ASSOCIATION (formerly known as
                                            NationsBank, N.A.), as a Bank
                                            (Trade)

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            BANK OF AMERICA, NATIONAL
                                            ASSOCIATION (formerly known as
                                            NationsBank, N.A.), as a Bank

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            BANK OF AMERICA, NATIONAL
                                            ASSOCIATION (formerly know as Bank
                                            of America National Trust and
                                            Savings Association), as
                                            International Swing Line Bank


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            BANK OF AMERICA, NATIONAL
                                            ASSOCIATION (formerly know as Bank
                                            of America National Trust and
                                            Savings Association), as a Bank

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            THE BANK OF NOVA SCOTIA

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            THE BANK OF NEW YORK

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            CIBC INC.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            PNC BANK, KENTUCKY, INC.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            FIRST UNION NATIONAL BANK

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            SUNTRUST BANK

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            THE FUJI BANK AND TRUST COMPANY

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            ABN AMRO BANK N.V.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            PARIBAS

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            DEUTSCHE BANK AG New York Branch
                                            and/or Cayman Island Branch

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            HIBERNIA NATIONAL BANK

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            SAN PAOLO IMI SPA

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            LLOYDS BANK PLC

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            THE SUMITOMO BANK, LIMITED

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            BANCA COMMERCIALE ITALIANA
                                            New York Branch

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            AMSOUTH BANK OF FLORIDA

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            NEW YORK BRANCH

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            BANKERS TRUST COMPANY

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            THE DAI-ICHI KANGYO BANK, LIMITED

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            NATIONAL AUSTRALIA BANK LIMITED
                                            ACN 004044937

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            SANWA BANK LIMITED

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            THE TOKAI BANK LIMITED,
                                            NEW YORK BRANCH

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            WACHOVIA BANK OF GEORGIA, N.A.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            NATIONAL WESTMINSTER BANK PLC

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            BANCA NAZIONALE DEL LAVORO S.p.A. -
                                            LONDON BRANCH

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            CREDIT AGRICOLE INDOSUEZ

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            STATE STREET BANK AND TRUST COMPANY

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            THE CHASE MANHATTAN BANK

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            LAZARD BROTHERS & CO., LIMITED

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


                                            SOUTHTRUST BANK, N.A.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                                            BT HOLDINGS (NEW YORK) INC.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------